Exhibit 32.1

AMENDED CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANESOXLEY

ACT OF 2002

In connection with the Amended Annual Report of Galaxy Next Generation, Inc. (the “Company”) on Form 10-K/A pursuant for the year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary LeCroy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 2, 2019

/s/ Gary LeCroy

Gary LeCroy

Chief Executive Officer, President and Director